UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2006

THE PROVIDENCE SERVICE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50364	86-0845127
(Commission File Number)	(I.R.S. Employer Identification No.)

5524 East Fourth Street, Tucson Arizona	85711
(Address of Principal Executive Offices)	(Zip Code)

(520) 747-6600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

(a) Director compensation

On June 12, 2006, the Nominating and Corporate Governance Committee of The Providence Service Corporation’s (the “Company”) board of directors (the “Board”) approved an increase in compensation to non-employee members of the Board to be effective July 1, 2006 as follows:

		Non-Employee Director Compensation
		Current	Effective July 1, 2006
Annual stipend	(A)	$10,000	$15,000
Each Board meeting attended in person:
Day 1		$3,500	$2,500
Day 2		$—	$3,500
Each telephonic meeting of the Board participated in		$1,000	$1,500
Each committee meeting of which such non-employee member of the Board is a member that is not held the same day as a Board meeting:
Attended in person	(B)	$1,000	$1,500
Participated in by telephone	(C) (D)	$1,000	$1,000

(A)	Currently, instead of the $10,000 annual stipend, the Audit Committee Chair receives a $28,800 annual stipend and effective July 1, 2006 will receive a $30,000 annual stipend.

(B)	Except for the Audit Committee Chair who will receive a total stipend of $2,500 and other Board committee chairs who will each receive a total stipend of $2,000 for each committee meeting attended in person effective July 1, 2006.

(C)	Except for the Audit Committee Chair who will receive a total stipend of $2,500 for each committee meeting participated in by telephone effective July 1, 2006.

(D)	Payment of the stipend for each committee meeting participated in by telephone will be at the discretion of the committee’s chair effective July 1, 2006.

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(b) Form of awards pursuant to the Company’s 2006 Long-Term Incentive Plan

As previously reported, on May 25, 2006 the stockholders of the Company adopted the Company’s 2006 Long-Term Incentive Plan (the “Plan”) under which awards, including but not limited to restricted stock and stock options, may be awarded to eligible participants in the Plan.

Restricted Stock

The Company is filing the form of restricted stock agreement as exhibit 10.1 of this Form 8-K which is incorporated by reference herein. At the time of the grant of the award the number of shares of common stock subject to the award, the vesting schedule, the expiration date of the award and other terms will be approved. Pursuant to the form of award, awards that are not fully vested at the date of grant are subject to acceleration upon a “Change of Control” as defined in the restricted stock agreement.

Stock Options

The Company is filing the form of stock option agreement as exhibit 10.2 of this Form 8-K which is incorporated by reference herein. At the time of the grant of the award the number of shares of common stock subject to the award, the vesting schedule, the expiration date of the award and other terms will be approved. Pursuant to the form of award, awards that are not fully vested at the date of grant are subject to acceleration upon a “Change of Control” as defined in the stock option agreement.

(c) Executive officer compensation

The following increases in the annual base salaries of Craig A. Norris, the Company’s Chief Operating Officer, Michael N. Deitch, the Company’s Chief Financial Officer and Fred D. Furman, the Company’s Executive Vice President and General Counsel, effective as of April 1, 2006, were approved by the Compensation Committee on June 12, 2006:

	Annual Base Salary
Executive officer	Prior to April 1, 2006	Effective April 1, 2006
Craig A. Norris	$240,000	$265,000
Michael N. Deitch	$220,000	$245,000
Fred D. Furman	$220,000	$245,000

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Form of Restricted Stock Agreement

10.2	Form of Stock Option Agreements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROVIDENCE SERVICE CORPORATION

Date: June 16, 2006	By:	/s/ Michael N. Deitch
Michael N. Deitch
Chief Financial Officer

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